UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Form 8-K
Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 16, 2007
NUVASIVE, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-50744	33-0768598
(State or Other Jurisdiction of	(Commission File	(I.R.S. Employer Idenitifcation
Incorporation)	Number)	Number)
4545 Towne Centre Court, San Diego, California 92121
(Address of principal executive offices, with zip code)
(858) 909-1800
(Registrant’s telephone number, including area code)
n/a
(Former name or former address, if changed since last report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry Into A Material Definitive Agreement
SIGNATURES

Item 1.01 Entry Into A Material Definitive Agreement
On January 16, 2007, the Compensation Committee of the Board of Directors of NuVasive, Inc. (the “Company”), set annual base salaries for the Company’s executive officers for calendar year 2007, effective January 1, 2007. The base salaries for the Company’s named executive officers (as defined in Item 402(a)(3) of Regulation S-K) were established as follows:

Name	Position	2007 Salary
Alexis V. Lukianov	Chairman and Chief Executive Officer	$450,000
Keith C. Valentine	President and Chief Operating Officer	$325,000
Kevin C. O’Boyle	Executive Vice President and Chief Financial Officer	$285,000
Patrick Miles	Executive Vice President, Marketing and Product Development	$275,000
Jeffrey Rydin	Senior Vice President, U.S. Sales	$260,000

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NUVASIVE, INC.
Date: January 22, 2007	By:	/s/ Alexis V. Lukianov
Alexis V. Lukianov
Chairman and Chief Executive Officer